SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                               __________________

                            Georgetown Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                        0-51102                20-2107839
------------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



2 East Main Street, Georgetown, MA                                    01833
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                  978-352-8600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 5.02.      Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     This filing amends the Current Report on Form 8-K filed by Georgetown Bancorp, Inc. (the "Company") on August 26, 2005 by which the Company reported, among other things, the appointment of Raymond W. DeZenzo, Jr. to the Boards of Directors of the Company and Georgetown Savings Bank, the Company's banking subsidiary. By this amendment, the Company reports that the Company's Board of Directors voted on September 12, 2005 to appoint Mr. DeZenzo to the Company's Audit Committee, effective immediately. In connection with the appointment, the Board accepted the resignation from the Audit Committee of Board member Stephen
L. Flynn.

Item 9.01.      Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GEORGETOWN BANCORP, INC.

Dated: September 14, 2005             By:  /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer